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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): June 11, 2003 (June 10, 2003)

                             The Warnaco Group, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

               1-10857                                    95-4032739
               -------                                    ----------
      (Commission File Number)                 (IRS Employer Identification No.)

            90 Park Avenue
             New York, NY                                     10016
             ------------                                     -----
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 661-1300

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             Exhibit No.       Description
             -----------       -----------


             99.1 Unaudited pro forma consolidated condensed financial information and other financial information


Item 9 / Item 12. Regulation FD Disclosure / Results of Operations & Financial
                  Condition.

         As previously disclosed, in connection with a financing undertaken by The Warnaco Group, Inc. (the "company"), the company provided certain financial and other information to potential financing sources and furnished such information in Current Reports on Form 8-K dated May 29, 2003 and June 2, 2003, respectively. The company updated such information to reflect the actual terms of the financing and is providing the information to the potential financing sources. The company is furnishing the information herewith as Exhibit 99.1 to this Form 8-K. Such information is incorporated herein by reference.

         In accordance with general instruction B.2 and B.6 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item
9 and Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that section.







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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE WARNACO GROUP, INC.

Date: June 10, 2003                        By:     /s/ Jay A. Galluzzo
                                                   -------------------
                                           Name:   Jay A. Galluzzo
                                           Title:  Vice President and General
                                                   Counsel






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                                  EXHIBIT INDEX

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         Exhibit No.       Description

         99.1              Unaudited pro forma consolidated condensed financial information and other financial information